As filed with the Securities and Exchange Commission on May 3, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8852

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                (Name of Registrant as Specified in Its Charter)

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the John Hancock Independence Growth and John Hancock Independence Value funds.

Currently each fund has a voluntary total operating expense limitation of 0.95%. If the voluntary expense limitation was removed, the total operating expenses would increase to 1.98% for the Growth Fund and 1.88% for the Value Fund. This increase is a direct result of each fund's relatively modest size.

After careful consideration, the funds' trustees have unanimously agreed that offering the funds to retail investors could successfully increase each funds' assets. An increase in assets could benefit current and future shareholders by lowering anticipated operating expenses. The proposal is detailed in the enclosed proxy statement. I suggest you read it thoroughly prior to voting.

If the proposal to offer the funds to retail investors is approved, the funds will be renamed the John Hancock Core Growth Fund and the John Hancock Core Value Fund. The Trustees believe the proposed name better positions each fund as a solid foundation for investors seeking either a growth or value management style.

This proposal will in no way change the funds' objectives or investment styles. The Growth Fund seeks above-average total return by emphasizing investments in companies with a potential for relatively high long-term earnings growth. The Value Fund seeks above-average total return by emphasizing investments in relatively undervalued securities.

Since their inception in October 1995, the Growth and Value funds have consistently applied a disciplined investment process resulting in a consistent investment style and risk profile. These approaches have enabled the Growth and Value funds to compile strong long-term performance records and to earn 5-star and 4-star ratings, respectively, from Morningstar as of March 31, 1999.

Your Vote Makes a Difference!
Your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-544-3577, Monday through Friday between 8:00 A.M and 6:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.


                                            Sincerely,

                                            /s/Edward J. Boudreau, Jr.
                                            --------------------------
                                            Edward  J. Boudreau, Jr.
                                            Chairman and CEO

Q & A

Q: Why are the John Hancock Independence Growth and John Hancock Independence Value funds being offered to the retail marketplace?

A: Since their inception, the funds' relatively modest size has required the use of a voluntary fee limitation to maintain operating expenses of 0.95%. Rather than removing the fee limitation and unfairly burdening existing clients with actual operating expenses of 1.98% (Growth Fund) and 1.88% (Value Fund), it is necessary to grow each fund's assets. An increase in assets could benefit current and future shareholders by lowering anticipated operating expenses. These potential lower expenses should help keep more of your money invested, which often helps to bolster an investment's total return over time.

Q:       What steps are being taken to offer the funds to retail investors?

A: Each fund will be converted to a front-end loaded Class A retail structure with a 0.30% 12b-1 fee. The fee covers expenses incurred in the development of sales programs and marketing materials which should directly contribute to increasing assets, and may ultimately lower shareholder expenses. The 12b-1 fee is a necessary cost for distributing shares in today's retail marketplace.

         To assure they will be competitive in the marketplace, each fund will also offer other share classes: Class B - Back-end Load, Class C - Level Load, and Class I - Institutional.

Q:       How will this change affect the funds' current operating expenses?

A: John Hancock Funds remains committed to its existing clients and will cap the converted Class A shares operating expenses at 0.95% for the twelve month period July 1, 1999 to June 30, 2000. However, all existing clients will be subject to the 12b-1 fee after June 30, 2000 unless they convert to the Institutional Class I shares.

Q: Will clients be able to convert to the new Institutional Class I shares to avoid the 12b-1 fee?

A: Yes, all existing clients are allowed to convert to the Institutional Class I shares from July 1, 1999 to June 30, 2000 if they request the conversion. All requests for conversion should be directed to your client relationship officer.

Q:       What will be the expense ratio of the Institutional Class I shares?

A: The Institutional Class I shares operating expenses will be 0.95%, which exactly mirrors Independence Growth and Value's current fee structures. No 12b-1 fee will be assessed on Institutional Class I shares.

Q: How will the conversion to A shares and transfer back to I shares affect participant accounts?

A: The conversion from the A shares to the I shares will be a non-taxable exchange that will be processed on our recordkeeping system. Notification will be sent to the participants prior to the exchange and a confirmation statement will be sent after the exchange is processed.

Q: Will the increased cash flow activity present any issues for the portfolio management team?

A: Any increased cash flow activity should not present any issues. The management teams have extensive experience with portfolios that experience varying levels of contribution and withdrawal activity. We would not expect performance results to be impacted.

Q: Have the Independence Growth and Independence Value funds' investment objectives or investment styles changed?

A: No. The funds' objectives and their investment styles will not change. The Growth Fund seeks above-average total return by emphasizing investments in companies with a potential for relatively high long-term earnings growth. The Value Fund seeks above-average total return by emphasizing investments in relatively undervalued securities.

A: Since their inception in October 1995, the Growth and Value funds have consistently applied a disciplined investment process resulting in a consistent investment style and risk profile. These approaches have enabled the Growth and Value funds to compile strong long-term performance records and to earn 5-star and 4-star ratings, respectively, from Morningstar as of March 31, 1999.

Q:       How do I vote?

A: Please contact your client relationship officer directly or vote by completing, signing, and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 A.M. on June 16, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations.

                      JOHN HANCOCK INDEPENDENCE GROWTH FUND
                      JOHN HANCOCK INDEPENDENCE VALUE FUND
           (each a series of John Hancock Institutional Series Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 1999


This is the formal agenda for each fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Independence Growth Fund and John Hancock Independence Value Fund:

A special meeting of shareholders of each fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, June 16, 1999 at 9:00 a.m., eastern time, to consider the following:

      1. For shareholders of each fund voting separately: A proposal to adopt a distribution plan providing for payments to John Hancock Funds, Inc. (JH Funds) to provide certain services to you and your fund and to reimburse JH Funds for its expenses in connection with the sale of fund shares.

         Your board of trustees recommends that you vote FOR this proposal.


      2. Any other business that may properly come before the meeting.


Shareholders of record as of the close of business on May 10, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                          By order of the board of trustees,

                                          /s/Susan S. Newton
                                          ------------------
                                          Susan S. Newton
                                          Secretary

May 17, 1999

                               PROXY STATEMENT OF
                     JOHN HANCOCK INDEPENDENCE GROWTH FUND
                      JOHN HANCOCK INDEPENDENCE VALUE FUND (each a series of John Hancock Institutional Series Trust)

This proxy statement contains the information you should know before voting on the proposals summarized below.

Each fund will furnish without charge a copy of its annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's report should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call JH Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of each fund to solicit proxies to be voted at a special meeting of shareholders of each fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, June 16, 1999 at 9:00 a.m., eastern time. The purpose of the meeting is to consider:

1. For shareholders of each fund voting separately: A proposal to adopt a distribution plan providing for payments to John Hancock Funds, Inc. (JH Funds) to provide certain services to you and your fund and to reimburse JH Funds for its expenses in connection with the sale of fund shares.

         Your board of trustees recommends that you vote FOR this proposal.

2.       Any other business that may properly come before the meeting.


This proxy statement and the proxy card are being mailed to each fund's shareholders on or about May 17, 1999.

Who is Eligible to Vote?

Shareholders of record of each fund on May 10, 1999 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly signed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                  Proposal 1.
                To Adopt a Plan of Distribution under Rule 12b-1

General

At a meeting of your fund's board of trustees on April 27, 1999, the trustees, including the trustees who are not interested persons of the fund and have no financial interest in the operation of a distribution plan or any related agreements (independent trustees), considered and approved the recommendation of John Hancock Advisers, Inc., the fund's investment adviser (Advisers), and John Hancock Funds, Inc., the fund's distributor (JH Funds), that the trustees adopt a distribution plan for the fund (plan). Independence Investment Associates, Inc. will continue to provide subinvestment services to these funds, and these services will not be affected by the addition of a distribution plan. The trustees' approval of the plan is subject to shareholder approval in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act). Rule 12b-1 requires that any plan permitting the use of a fund's assets to finance sales of the fund's shares be approved by both the board of trustees and the shareholders. You should read the form of distribution plan included in the proxy statement as EXHIBIT A because the plan contains details not discussed in this proposal.

Reasons for a Rule 12b-1 plan

Since the funds began operations in 1995, neither fund's assets have grown significantly. Because assets have not grown as anticipated, your fund's expenses have remained higher than expected. Generally, as fund assets increase, costs for accounting, legal, transfer agency, insurance, custodial and administrative services are spread over a larger asset base and the fund's expense ratio decreases. Currently, each fund's expenses are capped at an annual rate of 0.95% of the fund's average daily net assets. If these caps were eliminated, the estimated expense ratios for Growth Fund and Value Fund would be 1.98% and 1.88%, respectively.

Advisers and JH Funds believe that assets have not grown at the expected rate because there is no mechanism, such as a plan, that provides an economic incentive to account representatives who sell fund shares. In addition to helping an investor decide which fund's shares to buy, account representatives provide services of value to shareholders. These services include responding to inquires from shareholders about the fund and the shareholder's account, maintaining shareholder account records, processing purchase and redemption orders, and assisting with changes to dividend options or account registrations. It is customary in the mutual fund industry for account representatives to be compensated for assisting investors with fund purchases, and for providing ongoing services (such as those described above) to investors after they become fund shareholders. Both Advisers and JH Funds believe that the funds are at a competitive disadvantage when competing with other funds, either for new investor dollars or to retain fund assets, because the funds do not provide any form of compensation for these distribution and shareholder services. If your fund is at a competitive disadvantage, then the fund cannot grow to a size that will provide the economies of scale that may result in decreased fund expense ratios.

Material terms of the Rule 12b-1 plan

Plan fee. Under the plan, your fund would pay JH Funds an annual distribution and service fee (plan fee) of 0.30% of the fund's average daily net assets. A portion of the plan fee will be used to reimburse JH Funds for its distribution expenses that are intended to result in sales of shares of the fund. A portion of the plan fee will be used to reimburse JH Funds for shareholder service expenses, but that portion will not exceed 0.25%. The plan fee will be calculated and accrued daily and paid monthly. If the plan fee received by JH Funds does not fully reimburse it for payments made or other expenses incurred under the plan, the obligation of the fund to reimburse JH Funds for those expenses will not be carried beyond one year from the date incurred. Any plan fee paid to JH Funds not expended or allocated during the fund's fiscal year for actual or budgeted distribution and service expenses will be promptly returned to the fund. The plan will not affect the allocation of expenses between the fund and Advisers provided for in the investment management contract between the fund and Advisers.

Distribution and service expenses. Distribution expenses include, but are not limited to, (a) initial and ongoing sales compensation out of the plan fee that is received by JH Funds or other broker-dealers that have entered into an agreement with JH Funds for the sale of shares of the fund, (b) direct out-of-pocket expenses incurred in connection with the distribution of shares of the fund, including expenses related to printing of prospectuses and reports to other than existing shareholders of the fund, and preparation, printing and distribution of sales literature and advertising materials, (c) allocation of overhead and other branch office expenses of JH Funds related to the distribution of shares of the fund, and (d) distribution expenses incurred in connection with the distribution of a corresponding class of any mutual fund which sells all or substantially all of its assets to the fund or which merges or otherwise combines with the fund.

Service expenses include, but are not limited to, payments made to, or on account of, account representatives of selected broker-dealers (including affiliates of JH Funds) and others who furnish personal and shareholder account maintenance services to shareholders of the fund.

Trustee and shareholder approval. As required by Rule 12b-1, the plan provides that it will not take effect until it has been approved by a vote of the trustees, including a majority of the independent trustees, and the fund's shareholders. The plan will continue in effect if it is approved at least annually by a vote of the trustees and the independent trustees.

Amendment and termination provisions. The plan may not be amended to increase the maximum amount of the plan fee for the services described in the plan without the approval of a majority of the shares of the fund subject to the plan. No material amendment may be made to the plan unless it is approved by a vote of a majority of the trustees and by a vote of a majority of the independent trustees. The plan provides that it may be terminated (a) at any time by vote of a majority of the trustees, a majority of the independent trustees, or a majority of the shares of the fund subject to the plan, or (b) by JH Funds on 60 days' notice in writing.

Quarterly Reports. The plan requires JH Funds to provide the fund at least quarterly with a written report of the amounts expended under the plan and the purpose for which the expenditures were made together with other information that the trustees request. The trustees will review these reports on a quarterly basis.

Multiple class structure

In addition to recommending that your fund adopt the plan, Advisers recommended to the trustees that they approve a multiple class plan for each fund and new names for each fund. Under the multiple class plan, your fund will designate its existing shares as Class A shares and the Class A shares will be subject to the plan. The fund will also offer Class B shares, Class C shares and Class I shares. Class A, Class B and Class C shares will be offered to retail investors and Class I shares will be offered to institutional investors. Advisers believes that the addition of a multiple class plan will enhance your fund's ability to attract new shareholders and increase the fund's asset size. You are not being asked to vote to approve the implementation of the multiple class structure for your fund.


The features of the multiple class plan are set out in the following table.
--------------------- --------------------- --------------- ---------------- -------------
                            Class A            Class B          Class C        Class I
--------------------- --------------------- --------------- ---------------- -------------
Front-end sales       Yes                   No              No               No
charge
--------------------- --------------------- --------------- ---------------- -------------
Deferred sales        Yes, but only for 1   Yes,            Yes, for 1       No
charge                year on purchases >   declining       year only
                      $1 million            over 6 years
--------------------- --------------------- --------------- ---------------- -------------
Rule 12b-1            Yes, 0.30%            Yes, 1.00%      Yes, 1.00%       No
distribution and
service fees
--------------------- --------------------- --------------- ---------------- -------------
Conversion feature    Yes, existing         Yes, convert    No               No
                      shareholders who      to Class A
                      request conversion    shares after
                      and meet Class I       8 years
                      minimums, until
                      June 30, 2000
--------------------- --------------------- --------------- ---------------- -------------

As an existing shareholder in your fund, you will become a Class A shareholder of the fund and your Class A shares will be subject to the plan. However, JH Funds has agreed not to impose the Class A distribution and service fee for all Class A shareholders, regardless of when Class A shares were purchased, until July 1, 2000. For the period from July 1, 1999 to June 30, 2000, the expense ratio for Class A shares of each fund will be capped at 0.95%. Advisers and JH Funds have agreed that Class A shareholders who are shareholders of a fund on July 1, 1999 may continue to purchase additional Class A shares of that fund at net asset value without a sales charge. At any time until June 30, 2000, Class A shareholders who were investors in a fund on July 1, 1999 who request conversion and meet the minimum investment requirements of Class I may convert their Class A shares to Class I shares of that fund without any sales charges or tax consequences.

Proposed fund name change

The trustees have approved changing the name of Growth Fund to "John Hancock Core Growth Fund" and Value Fund to "John Hancock Core Value Fund." These names better reflect Advisers' belief that the funds offer a solid foundation for investors in their respective investment styles. You are not being asked to vote to approve the change of your fund's name.

Comparative Fee Information

Below are comparative tables showing the amount of fees and expenses paid by each fund under the current fee structure and the amount of fees and expenses which the fund would have paid if each plan as proposed had been in effect. The information in the tables is an estimate based on actual expenses for each fund's fiscal year ended February 28, 1999.

Independence Growth Fund                              New Fee    Current Fee
(Class A Shares)                                     Structure    Structure

Shareholder transaction expenses
(paid directly from your investment)

Maximum sales charge (load) on purchases as a            5.00%       None
% of purchase price

Annual operating expenses
(as a % of average net assets)

Management fee                                           0.80%       0.80%
Distribution and service (12b-1) fees                    0.30%       None
Other expenses                                           1.18%       1.18%
                                                         ------      -----

Total fund operating expenses                            2.28%       1.98%

Fee limitation and expense reimbursement                 1.33%(1)    1.03%
Actual operating expenses                                0.95%       0.95%

-----------------------
(1) JH Funds has agreed not to impose the Class A Rule 12b-1 fee until July 1, 2000. Advisers has agreed to limit total fund operating expenses to 0.95% until July 1, 2000

Example
The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.
                                 Year 1     Year 3     Year 5       Year 10
New fee structure                  $592     $1,124     $1,682        $3,197
Current fee structure               $97       $522       $972        $2,223

Independence Value Fund                               New Fee    Current Fee
(Class A Shares)                                     Structure    Structure

Shareholder transaction expenses
(paid directly from your investment)

Maximum sales charge (load) on purchases as a % of       5.00%       None
purchase price

Annual operating expenses
(as a % of average net assets)

Management fee                                           0.80%       0.80%
Distribution and service (12b-1) fees                    0.30%       None
Other expenses                                           1.08%       1.08%
                                                         ------      -----

Total fund operating expenses                            2.18%       1.88%

Fee limitation and expense reimbursement                 1.23%(1)    0.93%
Actual operating expenses                                0.95%       0.95%

-----------------------
(1) JH Funds has agreed not to impose the Class A Rule 12b-1 fee until July 1, 2000. Advisers has agreed to limit total fund operating expenses to 0.95% until July 1, 2000

Example
The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.
                           Year 1      Year 3     Year 5       Year 10
New fee structure            $592      $1,105     $1,643        $3,109
Current fee structure         $97        $500       $930        $2,125

Factors considered by the trustees

Summary. Each fund's trustees reviewed and considered the terms and conditions of the plan and other information to determine whether there is a reasonable likelihood that adopting the plan for the fund will result in increased sales of fund shares. The trustees also considered whether the payments to be made under the plan are reasonable. The trustees asked for and Advisers provided a variety of information about the fund and other similar funds in the industry with the same investment objective. This information included (i) a review of the fund's investment performance; (ii) an analysis of the expenses of the fund; (iii) information comparing the expense ratio and investment performance of the fund to other similar funds; (iv) distribution plans of other similar funds; and (v) the level of revenues derived by the adviser from the fund.

Likelihood of increased fund sales and decreased redemptions. The trustees considered whether adoption of the plan is likely to increase the net assets of your fund by stimulating JH Funds and account representatives to sell additional shares to existing shareholders and new investors, and to provide incentives to these persons to furnish services to shareholders.

The trustees believe that increasing your fund's asset size may be important to shareholders for several reasons. First, the fund has substantial fixed costs, some of which remain fairly constant regardless of their size. If these expenses are spread over a larger asset base, then the fund's expense ratio, or the expenses each shareholder must bear indirectly, may decline. Second, the sale of additional shares would make additional money available for investing. This may give the portfolio mangers greater flexibility in pursuing the fund's investment objective. Third, a steady cash inflow resulting from increased sales may assist in portfolio management of the funds by reducing the likelihood that attractive investment opportunities would be missed, or that large redemption requests would necessitate sales of the fund's securities at times that are disadvantageous.

JH Funds informed the trustees that the likelihood of future redemptions in your fund is greater without the adoption of the plan than if the plan is implemented. The trustees agree that it is important that your fund take steps to lessen the likelihood of a future drain on your fund's assets if redemption activity exceeds the cash proceeds from the sale of new shares.

The trustees concluded that adoption of the plan can be expected to enhance the maintenance of, and possible future growth of, the assets of your fund, which should result in increased investment flexibility and opportunities that may benefit your fund and its shareholders on an ongoing basis. There is no assurance, of course, that adoption of the plan will in fact result in a continuous net cash inflow for your fund.

Plan fee limit. The trustees considered that existing shareholders of the fund who will be designated as Class A shareholders will not immediately bear any of the expense of the plan. JH Funds has agreed not to impose its plan fee on these shareholders until July 1, 2000. Also, existing shareholders will have the option to convert to Class I shares at any time until June 30, 2000 without any sales charge or tax consequences. Class I shares are not subject to any plan fees.

Benefits to Advisers and JH Funds if the plan is adopted. The trustees noted that if the plan for your fund is approved, JH Funds will derive increased revenue as a result. However, the trustees concluded that the compensation payable under the plan to JH Funds is reasonable in light of the services and facilities that JH Funds will provide to the fund. They also noted the anticipated expenses to be incurred by JH Funds in distributing fund shares and making payments to its account representatives.

The trustees also took note of the benefits that may be realized by Advisers if the plan for your fund is approved. If the fund's net assets increase as a result of JH Fund's distribution efforts under the plan, the investment advisory fees payable to Advisers for managing your fund will also increase because the management fee is calculated as a percentage of the fund's net assets.

Conclusion. Having considered all of the factors set forth above and having weighed the costs against the benefits that might reasonably be expected to result if your fund adopts the plan, the trustees concluded that there is a reasonable likelihood that adoption of the plan would benefit your fund and its shareholders through increased sales of shares, decreased redemptions, and additional account maintenance services to shareholders. In recommending that shareholders approve the plan for your fund, the trustees have carefully considered what they believe to be the best interests of the existing shareholders of your fund as well as those of new investors who will become shareholders after the plan is implemented.

                      BOARD EVALUATION AND RECOMMENDATION

In light of the above, the trustees, including all of the independent trustees who were advised at all times during their deliberations by their independent counsel, approved and voted to recommend to the shareholders that they approve the plan for their fund. If approved by shareholders, each plan will become effective on July 1, 1999. If the required approval is not obtained, the trustees will consider what, if any, action should be taken next.

The trustees recommend that you vote to approve the adoption of the plan for your fund.

                        VOTING RIGHTS AND REQUIRED VOTE

Each share is entitled to one vote. Approval of the proposal with respect to a fund requires the affirmative vote of a majority of the shares of that fund outstanding and entitled to vote. A majority of the shares of your fund outstanding and entitled to vote means the vote of the lesser of

(1) 67% or more of the shares of your fund present at the meeting, if the holders of more than 50% of the fund's shares are present or represented by proxy, or

(2) more than 50% of the outstanding shares of your fund.

Shares represented in person or by proxy, including shares which abstain or do not vote with respect to proposal 1, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against proposal 1. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on proposal 1, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has the same effect as a vote against proposal 1 because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of the funds; by personnel of Advisers, JH Funds and the funds' transfer agent, John Hancock Signature Services, Inc. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $_______, which will be paid by Advisers.

The mailing address of each fund, Advisers and JH Funds is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o By filing a written notice of revocation with the fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of May 10, 1999, _____________ shares of beneficial interest of Growth Fund and ______________ shares of beneficial interest of Value Fund were outstanding. Only shareholders of record on May 10, 1999 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each fund that are entitled to vote will be considered a quorum for the transaction of the fund's business.

Other Business

Each fund's board of trustees knows of no business to be presented for consideration at the meeting other than proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of proposal 1, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of each fund's shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of proposal 1, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, each fund may also arrange to have votes recorded by telephone by officers and employees of the funds or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Neither fund has obtained an opinion of counsel about telephone voting, but neither fund is currently aware of any challenge.

         o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.


         o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.


         o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

         o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

         o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES IN THE FUNDS

As of May 10, 1999 the following people held of record 5% or more of the outstanding shares of the funds. To the knowledge of each fund, no other persons owned of record or beneficially 5% or more of the outstanding shares of the funds.
Name and Address of                                          Percentage of
Shareholder                       Fund                       Total Outstanding
                                                             Shares

As of May 10, 1999, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of the fund.

                                                              EXHIBIT A

                               Form of 12b-1 Plan

                                 Class A Shares

                                  July 1, 1999


         Article I.  This Plan

         This Distribution Plan (the "Plan") sets forth the terms and conditions on which [ ] Trust (the "Trust") on behalf of [ ] (the "Fund"), a series portfolio of the Trust, on behalf of its Class A shares, will, after the effective date hereof, pay certain amounts to John Hancock Funds, Inc. ("JH Funds") in connection with the provision by JH Funds of certain services to the Fund and its Class A shareholders, as set forth herein. Certain of such payments by the Fund may, under Rule 12b-1 of the Securities and Exchange Commission, as from time to time amended (the "Rule"), under the Investment Company Act of 1940, as amended (the "Act"), be deemed to constitute the financing of distribution by the Fund of its shares. This Plan describes all material aspects of such financing as contemplated by the Rule and shall be administered and interpreted, and implemented and continued, in a manner consistent with the Rule. The Fund and JH Funds heretofore entered into a Distribution Agreement, dated January 30, 1995, (the "Agreement"), the terms of which, as heretofore and from time to time continued, are incorporated herein by reference.

         Article II.  Distribution and Service Expenses

         The Fund shall pay to JH Funds a fee in the amount specified in Article III hereof. Such fee may be spent by JH Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including, but not limited to, the payment of Distribution Expenses (as defined below) and Service Expenses (as defined below). Distribution Expenses include, but are not limited to, (a) initial and ongoing sales compensation out of such fee as it is received by JH Funds or other broker-dealers ("Selling Brokers") that have entered into an agreement with JH Funds for the sale of Class A shares of the Fund, (b) direct out-of-pocket expenses incurred in connection with the distribution of Class A shares of the Fund, including expenses related to printing of prospectuses and reports to other than existing Class A shareholders of the Fund, and preparation, printing and distribution of sales literature and advertising materials, (c) an allocation of overhead and other branch office expenses of JH Funds related to the distribution of Class A shares of the Fund and (d) distribution expenses incurred in connection with the distribution of a corresponding class of any open-end, registered investment company which sells all or substantially all of its assets to the Fund or which merges or otherwise combines with the Fund.

         Service Expenses include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of JH Funds) and others who furnish personal and shareholder account maintenance services to Class A shareholders of the Fund.

         Article III.  Maximum Expenditures

         The expenditures to be made by the Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by the Fund, and in no event shall such expenditures exceed 0.30% of the average daily net asset value of the Class A shares of the Fund (determined in accordance with the Fund's prospectus and statement of additional information ("prospectus") as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses, provided that the portion of such fee used to cover service expenses shall not exceed an annual rate of up to 0.25% of the average daily net asset value of the Class A shares of the Fund. Such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine. In the event JH Funds is not fully reimbursed for payments made or other expenses incurred by it under this Plan, such expenses will not be carried beyond one year from the date such expenses were incurred. Any fees paid to JH Funds under this Plan during any fiscal year of the Fund and not expended or allocated by JH Funds for actual or budgeted Distribution Expenses and Service Expenses during such fiscal year will be promptly returned to the Fund.

         Article IV.  Expenses Borne by the Fund

         Notwithstanding any other provision of this Plan, the Fund and its investment adviser, John Hancock Advisers, Inc. (the "Adviser"), shall bear the respective expenses to be borne by them under the Investment Management Contract, dated September 27, 1995, as from time to time continued and amended (the "Management Contract"), and under the Fund's current prospectus as it is from time to time in effect. Except as otherwise contemplated by this Plan, the Fund shall not, directly or indirectly, engage in financing any activity which is primarily intended to or should reasonably result in the sale of shares of the Fund.

         Article V.  Approval by Trustees, etc.

         This Plan shall not take effect until it has been approved, together with any related agreements, by votes, cast in person at a meeting called for the purpose of voting on this Plan or such agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund; (b) those Trustees of the Fund who are not "interested persons" of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Independent Trustees"); and (c) a majority of the fund's outstanding voting Class A securities, as such term may be from time to time defined under the Act.

         Article VI.  Continuance

         This Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for the approval of this Plan in Article V (a) and (b).


         Article VII.  Information

         JH Funds shall furnish the Fund and its Trustees quarterly, or at such other intervals as the Fund shall specify, a written report of amounts expended or incurred for Distribution Expenses and Service Expenses pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.

         Article VIII.  Termination

         This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund's outstanding voting Class A shares, or (b) by JH Funds on 60 days' notice in writing to the Fund.

         Article IX.  Agreements

         Each agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:


     (a) That, with respect to the Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund's then outstanding voting Class A shares.

     (b) That such agreement shall terminate automatically in the event of its assignment.

         Article X.  Amendments

         This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class A shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan in Article V.

         Article XI.  Limitation of Liability

         The names "John Hancock [ ] Trust" and "John Hancock [ ] Fund" are the designations of the Trustees under the Declaration of Trust, dated October 31, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.

         IN WITNESS WHEREOF, the Fund has executed this Distribution Plan effective as of the 1st day of July, 1999 in Boston, Massachusetts.

                                                                [     ] TRUST --
                                                        JOHN HANCOCK [    ] FUND


                                               By: /s/Anne C. Hodsdon
                                               ----------------------
                                               Anne C. Hodsdon
                                               President

                                                        JOHN HANCOCK FUNDS, INC.


                                               By: James V. Bowhers
                                               --------------------
                                               James V. Bowhers
                                               President



s: proxy/independence growth/value

--------------------------------------------------------------------------------

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                              VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                           THE EXPENSE OF ADDITIONAL MAILINGS

         Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of item 1. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which properly come before the meeting.

               __                                             __
               \/ Please detach at perforation before mailing \/


Item 1: To adopt a distribution plan providing for payments to John Hancock Funds, Inc. (JH Funds) to provide certain services to you and your fund and to reimburse JH Funds for its expenses in connection with the sale of fund shares.

For  [  ]                        Against  [  ]                  Abstain [  ]

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                              VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                           THE EXPENSE OF ADDITIONAL MAILINGS

               __                                             __
               \/ Please detach at perforation before mailing \/


JOHN HANCOCK INDEPENDENCE VALUE FUND
A SERIES OF JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES


         The undersigned holder of shares of beneficial interest of John Hancock Independence Value Fund hereby constitutes and appoints Anne C. Hodsdon, James
J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the fund to be held on Wednesday, June 16, 1999 at the offices of the fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., eastern time, and at any and all adjournments thereof, relating to all shares of the fund held by the undersigned or relating to all shares of the fund held by the undersigned which the undersigned would be entitled to vote or act with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.


         o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

         o Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

         o If a corporation, please sign in full corporate name by president or othe authorized officer.

         o If a partnership, please sign in partnership name by authorized person.

         Date ____________________________________________________, 1999
         _______________________________________________________________
         _______________________________________________________________




         _______________________________________________________________



         _______________________________________________________________
         Signature(s)

--------------------------------------------------------------------------------

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                              VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                           THE EXPENSE OF ADDITIONAL MAILINGS

         Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of item 1. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which properly come before the meeting.

               __                                             __
               \/ Please detach at perforation before mailing \/


Item 1: To adopt a distribution plan providing for payments to John Hancock Funds, Inc. (JH Funds) to provide certain services to you and your fund and to reimburse JH Funds for its expenses in connection with the sale of fund shares.

For  [  ]                       Against  [  ]                   Abstain [  ]

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                              VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                           THE EXPENSE OF ADDITIONAL MAILINGS

               __                                             __
               \/ Please detach at perforation before mailing \/


JOHN HANCOCK INDEPENDENCE GROWTH FUND
A SERIES OF JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES


         The undersigned holder of shares of beneficial interest of John Hancock Independence Value Fund hereby constitutes and appoints Anne C. Hodsdon, James
J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the fund to be held on Wednesday, June 16, 1999 at the offices of the fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., eastern time, and at any and all adjournments thereof, relating to all shares of the fund held by the undersigned or relating to all shares of the fund held by the undersigned which the undersigned would be entitled to vote or act with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.


         o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

         o Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

         o If a corporation, please sign in full corporate name by president or othe authorized officer.

         o If a partnership, please sign in partnership name by authorized person.

         Date ____________________________________________________, 1999
         _______________________________________________________________
         _______________________________________________________________




         _______________________________________________________________



         _______________________________________________________________
         Signature(s)

                      John Hancock Independence Growth Fund
                      John Hancock Independence Value Fund
           (each a series of John Hancock Institutional Series Trust)
                              101 Huntington Avenue
                                Boston, MA 02199


                                                                     May 3, 1999


EDGAR FILING

File Desk
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549


         RE:      Preliminary Proxy Materials for
                  John Hancock Institutional Series Trust
                  --John Hancock Independence Growth Fund and
                  --John Hancock Independence Value Fund (the "Funds") (File Nos. 33-86102; 811-8852) (0000932683)

Ladies and Gentlemen:

Attached hereto for filing on behalf of the Funds pursuant to Rule 14a-6 of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 101(a) of Regulation S-T are preliminary proxy materials consisting of the cover sheet required by Rule 14a-6(m), a notice of meeting, a proxy statement, a form of proxy, Q & A and shareholder letter to be mailed to shareholders of the Funds in connection with a meeting of shareholders (the "Meeting") to be held on June 16, 1999.

This Meeting is for the purpose of asking the Funds' shareholders to adopt a Class A distribution plan providing for payments to John Hancock Funds, Inc. (JH Funds) to provide certain services and to reimburse JH Funds for its expenses in connection with the sale of Fund shares.

Pursuant to Rule 14a-6(d) under the 1934 Act, please be advised that the Funds intend to mail the definitive proxy materials to the Funds' shareholders of record on or about May 17, 1999.

If you have any questions or comments concerning this filing, please contact the undersigned at (617) 375-1672. Thank you.


                                              Sincerely,

                                              /s/ Avery P. Maher
                                              ------------------
                                              Avery P. Maher
                                              Second Vice President and
                                              Assistant Secretary

Attachment

cc: Brion Thompson



proxy/letters/gr/value.doc